SCHEDULE 14A
                                 (RULE 14 A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant  |X|

Filed by a party other than the Registrant  | |

Check the appropriate box:

| | Preliminary proxy statement

|X| Definitive proxy statement

| | Soliciting material pursuant to Rule 14a-12

                                SEARCHHELP, INC.
                                ----------------
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

    |_|  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2).

    |_| $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    |_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.

          (1) Title of each class of securities to which transaction applies:

          (2) Aggregate number of securities to which transactions applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

          (4) Proposed maximum aggregate value of transaction:

    |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1) Amount previously paid:

          (2) Form, schedule or registration statement no.:

          (3) Filing party:

          (4) Date filed:

                                SEARCHHELP, INC.
                               1055 STEWART AVENUE
                            BETHPAGE, NEW YORK 11714
                              ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 15, 2003
                              ---------------------

      The Annual Meeting of Stockholders of SearchHelp, Inc. (the "Company") will be held at SearchHelp's corporate office, 1055 Stewart Avenue, Bethpage, New York on Monday, December 15, 2003, at 10:00 a.m. local time for the following purposes:

     1. To elect directors to hold office for a term of one year, until their successors have been elected and qualified.

     2.   To approve the Company's 2004 Stock Option Plan.

     3. To act upon a proposal to ratify the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

      Only stockholders of record at the close of business on October 15, 2003 are entitled to notice of and to vote at the Annual Meeting. A list of such stockholders will be available at the Annual Meeting for examination by any stockholder. During the ten days prior to the Annual Meeting, the list may be inspected by any stockholder, for any purpose germane to the Annual Meeting, during usual business hours at the offices of the Company's counsel, Tannenbaum Helpern Syracuse & Hirschtritt LLP, 900 Third Avenue, New York, New York 10022.

      Your attention is drawn to the accompanying Proxy Statement.

                                             By Order of the Board of Directors,

                                              /s/ William Bozsnyak
                                             -----------------------------------
                                             William Bozsnyak
                                             CHIEF EXECUTIVE OFFICER
October 27, 2003

Bethpage, New York

      STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENVELOPE PROVIDED WHICH REQUIRES NO POSTAGE.

                                SEARCHHELP, INC.
                               1055 STEWART AVENUE
                            BETHPAGE, NEW YORK 11714
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------

This Proxy Statement and the accompanying proxy card are being mailed to holders of shares of common stock, par value $.0001 per share (the "Common Stock"), of SearchHelp, Inc., a Delaware corporation (the "Company"), commencing on or about October 27, 2003, in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the 2003 Annual Meeting of Stockholders (the "Meeting") to be held on Monday, December 15, 2003 at 10:00 a.m. local time at the Company's corporate office, 1055 Stewart Avenue, Bethpage, New York.

Proxies in the form enclosed are solicited by the Board for use at the Meeting. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted (1) for the election of management's nominees as directors, (2) for approval of the Company's 2004 Stock Option Plan,
(3) for ratification of the selection of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year, and (4) if other matters properly come before the Meeting, in the discretion of either of the persons named in the proxy. The proxy may be revoked by a properly executed writing of the stockholder delivered to the Company's Chairman of the Board or Secretary before the Meeting, or by the stockholder at the Meeting before it is voted.

The Board has fixed the close of business on October 15, 2003 as the record date for determining the stockholders of the Company entitled to notice of and to vote at the Meeting. On that date, there were 18,879,000 shares of Common Stock outstanding and entitled to vote. Each such share is entitled to one vote on each matter submitted to a vote at the Meeting. Stockholders are not entitled to vote cumulatively in the election of directors.

As required under Section 231 of the Delaware General Corporation Law (the "DGCL"), the Company will, in advance of the Meeting, appoint one or more Inspectors of Election to conduct the vote of the Meeting. The Company may designate one or more persons as alternate Inspectors of Election to replace any Inspector of Election who fails to act. If no Inspector or alternate Inspector is able to act at the Meeting, the person presiding at the Meeting will appoint one or more Inspectors of Election. Each Inspector of Election before entering the discharge of his duties shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality. The Inspectors of Election will (i) ascertain the number of shares of Common Stock outstanding as of the record date, (ii) determine the number of shares of Common Stock present or represented by proxy at the Meeting and the validity of the proxies and ballots,

(iii) count all votes and ballots, and (iv) certify the determination of the number of shares of Common Stock present in person or represented by proxy at the Meeting and the count of all votes and ballots.

The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum at the Meeting. Under Section 216 of the DGCL, any stockholder who abstains from voting on any particular matter described herein will be counted for purposes of determining a quorum. For purposes of voting on the matters described herein, the affirmative vote of (i) a plurality of the shares of Common Stock present or represented at the Meeting is required to elect management's nominees as directors; (ii) a majority of the shares of Common Stock present or represented at the Meeting is required to approve the Company's 2004 Stock Option Plan; and (iii) a majority of the shares of Common Stock present or represented at the Meeting is required to approve the selection by the Board of Weinick Sanders Leventhal & Co., LLP as the Company's independent auditors for the current fiscal year.

                        EXECUTIVE OFFICERS AND DIRECTORS

The executive officers and directors of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board of Directors.

                                                                        YEAR
NAME                AGE             POSITION                       BEGAN SERVICE
----                ---             --------                       -------------
William Bozsnyak     43   Chairman of the Board of Directors             2001
                          Chief Executive Officer, Chief Financial
                          Officer, Vice President and Treasurer

Debbie Seaman        45   Director, President and Secretary              2001

Joel San Antonio     52   Director                                       2001

Joseph Carrizzo      46   Director                                       2001


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

The Certificate of Incorporation, as amended, and By-Laws, as amended, of the Company provide that the directors shall be elected at the annual meeting of the stockholders and each director shall be elected to serve until his or her successor shall be elected and shall qualify.

The Board of Directors has selected, and will cause to be nominated at the Meeting, all four of the incumbent directors for re-election, to hold office until the 2004 Annual Meeting and until their successors shall have been duly elected and qualified. Assuming that a quorum of stockholders is present at the Meeting in person or by proxy, such directors will be elected by a plurality of the votes cast at the Meeting.

The persons named on the enclosed proxy card or their substitutes will vote all of the shares that they represent for the nominees listed below unless instructed otherwise on the proxy card. If any nominee should be unavailable to stand for election, the persons named on the proxy card or their substitutes may vote for a substitute or substitutes designated by the Board of Directors. At the date of this Proxy Statement, the Board of Directors has no reason to believe that any nominee listed below will be unable to stand for election.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE NOMINEES FOR ELECTION AS DIRECTORS.

BIOGRAPHIES

Certain information about the directors and other executive officers of the Company follows. The information has been furnished to the Company by the individuals named.

         WILLIAM BOZSNYAK has served as the Chief Executive Officer, Treasurer and Chairman of the Board of the Company since its inception in January 2001 and became its Chief Financial Officer and Vice President in September 2002. Mr. Bozsnyak had served as President until September 2002. In 1998, Mr. Bozsnyak created a local portal that focused on small businesses whose needs were not being met on a national level. This portal ultimately became the Company. Prior thereto, Mr. Bozsnyak had worked in the financial services industry, having joined J.P. Morgan Securities Inc. in 1982 and become a vice president in its Institutional Fixed Income Sales Department. In 1993, Mr. Bozsnyak left Morgan to join UBS Securities Inc. (Union Bank of Switzerland) where he remained until 1998. He was a vice president in its Global Fixed Income Department and sold U.S. fixed income securities to major institutional U.S. firms. Mr. Bozsnyak graduated in 1982 from the New York Institute of Technology with a B.S. degree in Business Administration and a minor in Finance.

         DEBBIE SEAMAN has served as a Director and Secretary of the Company since its inception and has been President since September 2002. Before September 2002 she had served as Vice President. Ms. Seaman has, since 1987, been an independent consultant to small and medium sized construction, law, marketing, publishing, politics and travel companies. In this capacity, Ms. Seaman works as a strategist to increase the value of the companies as a whole, while also helping management and staff foster improved performance and cooperation. Ms. Seaman continues to provide consulting services on a part-time basis. She has also worked for numerous nonprofit organizations such as the National Multiple Sclerosis Society, Nassau/Suffolk Law Services, NYS Youth Bureaus, Surrogate's Court and North Shore Child & Family Guidance Center where her responsibilities included departmental administration, policy and program development, community project organizing, public speaking, grant writing and clinical practice. Ms. Seaman received her Bachelors degree from State University College and her Masters degree in Social Work from Virginia Commonwealth University in 1981. In 2000, Ms. Seaman was awarded the Outstanding Community Leadership Award from the National Multiple Sclerosis Society, Long Island Chapter.

         JOEL SAN ANTONIO has been a Director of the Company since its inception and has also served on the Company's Audit Committee and Compensation Committee since their formation. Mr. San Antonio began his career as co-founder of a business in the women's fashion industry. In 1983, he and his partner left the fashion industry and founded Warrantech Corporation, a third party administrator of service contracts and extended warranty programs which went public in 1984 and was recognized by Fortune Magazine as one of the "100 Fastest Growing Companies in America" in 1997. Mr. San Antonio serves as Chairman of the Board and Chief Executive Officer of Warrantech and each of its operating subsidiaries. In addition, he was a founder, and from May 1998 through September

1999, a director, of Corniche Group, Inc., a provider of insurance products and services. Since December 1999, Mr. San Antonio has also served as the Chairman of the Board of MedStrong International Corporation, a public company that transports medical records over the Internet and Chairman of the Board of Marc Pharmaceuticals, Inc., a pharmaceutical company focusing on the development and commercialization of innovative products for the treatment of cancer and other diseases. Mr. San Antonio is a member of the Southwestern Connecticut Area Commerce and Industry Association and the Young Presidents' Organization, Inc. A recipient of many industry awards, he was a national finalist in Ernst & Young's 1998 "Entrepreneur of the Year" program. He is also involved in a variety of philanthropic and charitable activities and is a member of the Metropolitan Museum of Art and the Stamford Theater for the Performing Arts.

         JOSEPH CARRIZZO has served as a Director of the Company since its inception and has served on the Company's Audit Committee and Compensation Committee since their formation. Mr. Carrizzo began his career in 1983 at Lehman Brothers in the corporate bond department where he became a senior level medium term note trader. In 1995, he left Lehman to become an independent distributor of personal care and anti-aging products. His business now includes the distribution of technology and telecom services and on-line products.

FUNCTIONS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

Under Delaware law, the business and affairs of the Company are managed under the direction of the Board of Directors. It establishes fundamental corporate policies and authorizes various types of significant transactions but is not involved in day-to-day operational decisions. Directors do not receive any compensation for attending meetings of the Board or any committee thereof. While the Board did not hold any meetings in 2002, it acted by unanimous consent on three occasions.

The Board has an Audit Committee and a Compensation Committee, each of which was formed in January 2002, with the responsibilities described below. The Board does not have a Nominating Committee.

The members of the AUDIT COMMITTEE are Joel San Antonio and Joseph Carrizzo. The Audit Committee acts under a charter approved by the Board on April 2, 2003, a copy of which is attached as Exhibit 1 to this Proxy Statement. It is responsible for overseeing the Company's accounting policies and practices, financial reporting, and internal auditing and financial controls. It is also responsible for reporting to the Board of Directors about these matters and maintaining a direct exchange of information between the Board and the Company's independent auditors. The Audit Committee did not meet during 2002 since it was not formed until 2003 after the Company became a public company. The Report of the Audit Committee appears on page 18.

The members of the COMPENSATION COMMITTEE are Joel San Antonio and Joseph Carrizzo. The Compensation Committee must approve the salary of each of the Company's officers over a specified amount and is responsible for reviewing, and making recommendations to management, concerning the general policies and practices of the Company and its subsidiaries with respect to compensation and employee benefits. The Compensation Committee did not meet during 2002.

SECTION 16(A) REPORTING UNDER THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's common stock (the "reporting persons"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the exchange on which the Common Stock is listed for trading and to furnish the Company with copies of all Section 16(a) reports filed.

The Company has reviewed copies of the Section 16(a) reports filed for the year ended December 31, 2002 and written representations from its reporting persons that no delinquent Form 3 holdings or Form 4 transactions were required to be reported on Form 5 for the year ended December 31, 2002. Based solely on this review, the Company believes that all reporting requirements applicable to them were complied with for the year ended December 31, 2002.

OWNERSHIP OF SHARES

The table sets forth, as of October 15, 2003, the beneficial ownership of the Company's common stock by members of the Board of Directors, by each of the executive officers and by the Board of Directors and executive officers as a group.

                                               Shares Beneficially Owned (1) (2)
    Name and Address of Beneficial Owner       Number                   Percent
    ------------------------------------       ------                   -------

 William Bozsnyak (3)                          3,477,685            18.4%
 Debbie Seaman (4)                             3,139,225            16.6%
 Joel San Antonio (5)                          5,500,000            29.1%
 Joseph Carrizzo (6)                             250,000             1.3%

 All   current   directors   and
 executive   officers  of SearchHelp           12,366,910           65.4%
 as a group (4 persons)

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Unless otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned.

(2) The number and percentage of shares beneficially owned are based on 18,879,000 shares of common stock issued and outstanding as of October 15, 2003. None of the above listed people have options to acquire beneficial ownership of shares of the Company's common stock that are exercisable within 60 days after the date of this Proxy Statement.

(3) Mr. Bozsnyak's address is c/o SearchHelp, Inc., 1055 Stewart Avenue, Bethpage, New York, 11714.

(4) Ms. Seaman's address is c/o SearchHelp, Inc., 1055 Stewart Avenue, Bethpage, New York, 11714.

(5) Mr. San Antonio's address is c/o Warrantech Corporation, 350 Bedford Street, Stamford, Connecticut 06901.

(6)    Mr. Carrizzo's address is 35 Marie Drive, Huntington, New York 11743.


EXECUTIVE COMPENSATION

                        Annual Compensation     Long-term Compensation Awards
                        -------------------     -----------------------------
    Name         Salary($)        Bonus($)     Securities Underlying Options ($)
    ----        ---------        --------      ---------------------------------

William Bozsnyak    (1)            (2)                  200,000(3)
Debbie Seaman       (4)            (2)                  200,000(3)

(1) Mr. Bozsnyak entered into an employment agreement with the Company which provided that he receives a salary if a certain amount of funds were raised in the Company's initial public offering. Since this milestone was not met, Mr. Bozsnyak has not been receiving a salary.

(2) An incentive bonus to be determined prior to commencement of each year determined by the Compensation Committee.

(3) Options to purchase up to $200,000 worth of the Company's common stock will be granted under the Company's 2004 Stock Option Plan, if it is established, at an exercise price equal to the midpoint between the bid and ask price of the Company's common stock on the date of grant. A description of the 2004 Stock Option Plan appears on page 22 and the 2004 Stock Option Plan appears in full as Exhibit 2 to this Proxy Statement.

(4) During the year ended December 31, 2002, Ms. Seaman received a total of $3,000 as her annual salary. Since July 24, 2003, Ms. Seaman has been receiving $3,000 per month.

EMPLOYMENT AGREEMENTS

In March 2000, William Bozsnyak and Debbie Seaman each entered into a three-year employment agreement with E-Com Marketing Group, Inc., a predecessor of the Company. Pursuant to their respective agreements, Mr. Bozsnyak became Chief Executive Officer, President and Treasurer of the Company and Ms. Seaman became Vice President and Secretary. Both agreements will be extended automatically each year unless notice of non-renewal is received by either the Company or the employee.

Mr. Bozsnyak's agreement provides for a base salary of $80,000, commencing on date of completion of the Company's initial public offering with gross proceeds of at least $2,400,000.

Ms. Seaman's agreement, as amended, provides for a base salary of $70,000, commencing on date of completion of the Company's initial public offering with gross proceeds of at least $2,400,000, and a salary of $36,000 during the period commencing upon the Company raising in excess of $1,000,000 in its public offering.

Both Mr. Bozsnyak and Ms. Seaman are entitled to receive at least 5% increases in their salaries annually. They will also receive incentive bonuses to be determined prior to the commencement of each year if they satisfy criteria to be established by the Compensation Committee. If the Company's 2004 Stock Option
Plan is approved, each of them will be granted options to purchase up to $200,000 worth of the Company's common stock at a price equal to the midpoint between the bid and ask price of a share of common stock on the date of the grant.


                          REPORT OF THE AUDIT COMMITTEE

THE  FOLLOWING  REPORT  OF  THE  AUDIT  COMMITTEE  SHALL  NOT  BE  DEEMED  TO BE
"SOLICITING MATERIAL" OR TO BE "FILED" WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL THIS REPORT BE INCORPORATED BY REFERENCE INTO ANY FILING MADE BY THE COMPANY UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

       Management has the primary responsibility for the financial statements and the financial reporting process, including the systems of internal controls. The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Company's 2002 Annual Report with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

       The Company's independent auditors are responsible for expressing an opinion on the conformity of the Company's audited financial statements with accounting principles generally accepted in the United States of America. The Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the

Company's internal controls and the overall quality of the Company's financial reporting. The Committee did not meet during fiscal year 2002.

         In 2003, the Committee reviewed the 10-KSB and discussed their judgments as to the quality and acceptability of the Company's accounting principles. In addition, the Committee received from the independent auditors disclosures regarding the auditors' independence required by Independence Standards Board Standard No.1 and discussed with them the auditors' independence from the Company and its management. In this connection, the Committee considered the compatibility of non-audit services provided to the Company by the auditors with the auditors' independence. The Committee and the auditors also discussed the overall scope and plans for their respective audits and such other matters as are required to be discussed by them under auditing standards generally accepted in the United States of America and by the Independence
Standards Board, including the matters covered in Statement on Auditing Standards No.61.

         In reliance on these reviews and discussions, the Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 filed with the Securities and Exchange Commission. The Board approved this recommendation. The Committee and the Board also appointed, subject to shareholder approval, the Company's independent auditors for fiscal year 2003.

                                 AUDIT COMMITTEE
                        Joel San Antonio and Joe Carrizzo



                                 PROPOSAL NO. 2
                APPROVAL OF THE COMPANY'S 2004 STOCK OPTION PLAN

BACKGROUND

The Board of Directors has determined that a stock option plan providing for the grant to key employees, officers, directors and consultants of incentive stock options, non-qualified stock options and stock rights would be of substantial value to the Company in attracting, retaining and motivating employees and others whose efforts can contribute significantly to the growth and operations of the Company and its subsidiaries.

The Board of Directors has unanimously adopted and recommends that the Stockholders approve the Company's 2004 Stock Option Plan (the "Plan") to enable the Company to remain competitive in the recruitment, motivation and retention of executives and other key persons.

REQUIRED VOTE

Approval of the Plan requires the affirmative vote of the holders of a majority of shares of the Company's common stock present in person or by proxy and entitled to vote at the Annual Meeting.

THE PLAN

The following is a summary of the principal features of the Plan. The summary is qualified in its entirety by reference to the complete text of the Plan, a copy of which is included in this Proxy Statement as Exhibit 2.

The purpose of the Plan is to enable the Company to attract and retain employees and consultants and provide them with the long-term financial incentives to enhance the Company's performance.

      Effective Date and Duration.

The effective date of the Plan will be January 1, 2004. It will terminate on December 31, 2013, unless earlier terminated by the Board of Directors. No award will be granted after the date the Plan terminates.

      Shares Subject to the Plan.

         The stock rights granted under the Plan are authorized but unissued shares of Common Stock or shares of Common Stock reacquired by the Company in any manner. The maximum number of shares of Common Stock which may be issued over the term of the Plan shall initially not exceed 1,500,000 shares. The aggregate number of shares which may be issued pursuant to the Plan is subject to the terms of the Plan. If any stock rights granted under the Plan expire or terminate for any reason without having been exercised in full or cease for any reason to be exercisable in whole or in part, the shares of Common Stock subject to those stock rights will again be available for grants of stock rights under the Plan. The cash proceeds to be received by the Company in connection with Stock Rights (as defined below) granted under the Plan are expected to be used for general corporate purposes.

The Plan authorizes the grant of (a) options which qualify as "incentive stock options" ("ISOs") under Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code"); (b) options which do not qualify as ISOs ("Non-Qualified Options"); (c) awards of the Company's common stock ("Awards"); and (d) rights to make direct purchases of the Company's common stock ("Purchases") which may be subject to certain restrictions. Both ISOs and Non-Qualified Options are referred collectively as "Options." Options, Awards and authorizations to make Purchases are referred to collectively as "Stock Rights."

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
As discussed below, the employees of the Company who will receive awards under the Plan and the size and terms of the awards are generally determined by the Compensation Committee at its discretion. Thus, it is not possible either to predict the future benefits or amounts that will be received by or allocated to particular individuals or groups of employees. However, ISOs may be granted only to employees of the Company. Non-Qualified Options, Awards and authorizations to make Purchases may be granted to any employee, officer or director (whether or not also an employee) of, or consultant of or to the Company.

      Administration.

The Plan is administered by the Compensation Committee of the Board of Directors. It has the authority to (i) determine to whom Stock Rights will be granted, subject to the terms of the Plan; (ii) determine the time or times at which Options or Awards will be granted or Purchases made; (iii) determine the purchase price of shares subject to each Option or Purchase; (iv) determine whether each Option granted will be an ISO or a Non-Qualified Option; (v) determine the time or times when each Option will become exercisable and the duration of the exercise period; (vi) extend the period during which outstanding Options may be exercised; and (vii) determine whether restrictions are to be imposed on shares subject to Options, Awards and Purchases and the nature of such restrictions, and (viii) interpret the Plan and prescribe and rescind rules and regulations relating to it.

      Exercise/Purchase Price.

The exercise price per share for each Non-Qualified Option granted, and the purchase price per share of stock granted in any Award or authorized as a Purchase, shall not be less than the minimum legal consideration required therefore under the laws of any jurisdiction in which the Company or its successors in interest may be organized.

The exercise price per share for each ISO granted shall not be less than the fair market value per share of Common Stock on the date of such grant. In the case of an ISO to be granted to an employee owning stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, the price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of Common Stock on the date of grant.

      Duration and Termination.

Stock Rights may be granted under the Plan at any time on or after January 1, 2004 and prior to December 31, 2013. Subject to earlier termination, each Option shall expire on the date specified by the Compensation Committee, but not more than (i) 10 years from the date of grant in the case of Options generally and
(ii) 5 years from the date of grant in the case of ISOs  granted to an  employee

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
owning stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

Unless otherwise specified in the agreements relating to such ISOs, if an ISO optionee ceases to be employed by the Company other than by reason of death, disability, voluntary termination or a breach of his or her employment agreement, no further of his or her ISOs will become exercisable, and his or her ISOs will terminate on the earlier of (a) 90 days after the date of termination of his or her employment, or (b) their specified expiration dates. Employment will be considered as continuing uninterrupted during any bona fide leave of absence (such as those attributable to illness, military obligations or governmental service) provided that the period of such leave does not exceed 90 days or, if longer, any period during which such optionee's right to reemployment is guaranteed by statute. ISOs granted under the Plan will not be affected by a change of employment within the Company. Nothing in the Plan shall be deemed to give any grantee of any Stock Right the right to be retained in employment or other service by the Company for any period of time.

      Grant of Stock Rights of Board Members.

Stock Rights granted to members of the Board of Directors will be identical to those granted to other eligible persons. Members of the Board of Directors who either (i) are eligible to receive grants of Stock Rights pursuant to the Plan or (ii) have been granted Stock Rights may vote on any matters affecting the administration of the Plan or the grant of any Stock Rights pursuant to the Plan, except that no such member shall act upon the granting to himself or herself.

      Restricted Shares.

The shares of Common Stock which a recipient of an authorization to make a Purchase may be subject to specified restrictions ("Restricted Shares"). These restrictions, to be determined by the Committee, may include, but are not limited to, the requirement of continued employment with the Company or achievement of certain performance objectives.

      Awards.

Awards of the Common Stock may be made to a recipient as a bonus or as additional compensation, as determined by the Compensation Committee.

      Means of Exercising Options.

An Option may be exercised for cash or by check, or, at the discretion of the Committee, (a) through delivery of shares of Common Stock having a fair market value equal as of the date of the exercise to the cash exercise price of the Option, (b) by delivery of the grantee's personal recourse note bearing interest payable not less than annually at no less than 100% of the lowest applicable Federal rate, as defined in Section 1274(d) of the Code, (c) through the delivery of an assignment to the Company of a sufficient amount of the proceeds from the sale of the Common Stock acquired upon exercise of the Option and an authorization to the broker or selling agent to pay that amount to the Company, which sale shall be at the participant's direction at the time of exercise, or
(d) by any combination of the above. The holder of an Option will not have the rights of a shareholder with respect to the shares covered by such Option until the date of issuance of a stock certificate to the holder for the shares.

      Assignability.

No Stock Rights granted under the Plan shall be assignable or transferable by the grantee except by will, by the laws of descent and distribution or, in the case of Non-Qualified Options only, pursuant to a valid domestic relations order. Notwithstanding the foregoing, during the lifetime of a grantee each stock right granted under the Plan shall be exercisable only by such grantee.

      Amendments.

The Board of Directors may terminate or amend the Plan in any respect at any time, except that, without the approval of the stockholders obtained within twelve months before or after the Board adopts a resolution authorizing any of the following actions: (a) the total number of shares that may be issued under the Plan may not be increased (except as provided in paragraph 4(a) of the Plan or by adjustment pursuant to paragraph 13 of the Plan); (b) the benefits accruing to participants under the Plan may not be materially increased; (c) the requirements as to eligibility for participation in the Plan may not be materially modified; (d) the provisions of paragraph 3 under the Plan regarding eligibility for grants of ISOs may not be modified; (e) the provisions of paragraph 6(b) under the Plan regarding the exercise price at which shares may be offered pursuant to ISOs may not be modified (except by adjustment pursuant to paragraph 13 under the Plan); (f) the expiration date of the Plan may not be extended; and (g) the Board of Directors of the Company may not take any action which would cause the Plan to fail to comply with Rule 16b-3.

      Certain Federal Income Tax Consequence Associated with the Plan.

The rules governing the tax treatment of the Stock Rights are quite technical. Therefore, the description of the Federal income tax consequences set forth below is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their applications may vary in individual circumstances. Finally, the tax consequences under applicable state and local income tax laws may not be the same as under the Federal income tax laws. Options granted under the Plan are intended to qualify as performance based compensation to the extent required under proposed Treasury Regulation Section 1.162-27.

      Incentive Stock Options.

The recipient recognizes no taxable gain or loss when an ISO is granted or exercised, although upon exercise the spread between the fair market value and the exercise price generally is an item of tax preference for purposes of the recipient's alternative minimum tax. If the shares acquired upon the exercise of an ISO are held for at least one year after exercise and two years after grant (the "Holding Periods"), the recipient recognizes any gain or loss realized upon such sale as long-term capital gain or loss and the Company is not entitled to a deduction. If the shares are not held for the Holding Periods, the gain is ordinary income to the recipient to the extent of the difference between the exercise price and the fair market value of the shares of Common Stock on the date the option is exercised and any excess is capital gain. Also, in such circumstances, the Company receives a deduction equal to the amount of any ordinary income recognized by the recipient.

      Non-Qualified Stock Options.

The recipient recognizes no taxable income and the Company receives no deduction when a Non-Qualified Option is granted. Upon exercise of a Non-Qualified Option, the recipient recognizes ordinary income and the Company receives a deduction equal to the difference between the exercise price and the fair market value of the shares on the date of exercise. The recipient recognizes as a capital gain or loss any subsequent profit or loss realized on the sale or exchange of any shares of Common Stock disposed of or sold. In the event that the shares received upon the exercise of the Non-Qualified Options are registered under the Securities Act of 1933, as amended, the Optionee may not sell more than 50% of such shares within the first year following exercise.

      Restricted Shares.

A recipient granted an authorization to make a Purchase of Restricted Shares is not required to include the value of the shares of Common Stock he or she is entitled to purchase in income until the first time such recipient's rights in the shares are transferable or are not subject to substantial risk of forfeiture, whichever occurs earlier, unless such participant timely files an election under the Code Section 83(b) to be taxed on the receipt of the shares. In either case, the amount of such ordinary income will be equal to the excess of the fair market value of the shares at the time the income is recognized over the amount (if any) paid for the shares. The Company receives a deduction, in the amount of the ordinary income recognized by the participant, for the Company's taxable year in which the participant recognizes such income.

      Section 162(m).

Section 162(m) of the Code limits to $1 million per year the Federal income tax deduction available to a public company for the compensation paid to any of its chief executive officer and four other highest paid executive officers. However,
Section 162(m) provides an exception from this limitation for certain "performance-based" compensation if various requirements are satisfied. The Plan is designed to satisfy this exception for Options. In addition, if the Committee elects to issue authorizations to make Purchases of Restricted Shares thereunder, it also can satisfy the exception for such grants by utilizing "performance-based" award criteria.

      Accounting Treatment of Stock Options.

Stock Option awards may result in compensation expense based on the excess fair market value of the shares covered by the options over the exercise price, the timing and recording of which will depend on the terms of the individual award.

No expense is incurred when an option issued pursuant to the Plan is granted or exercised, so long as the purchase price equals the fair market value of the Common Stock on the date of grant; expense will be incurred to the extent that the purchase price is less than the fair market value on such date. The Company's tax deductions described above, if any, will be reported as an adjustment to shareholders' equity.

ADOPTION OF THE PROPOSAL

In order to effect the approval of the Company's 2004 Stock Option Plan the following resolution will be presented at the Annual Meeting:

          "RESOLVED (i) that the SearchHelp, Inc. (the "Company") 2004 Stock Option Plan (the "Plan") set forth as Exhibit 2 to the Company's Proxy Statement furnished to shareholders in connection with the Annual Meeting of shareholders held on December 15, 2003 is hereby approved, and (ii) that the appropriate officers of the Company are hereby authorized and directed in its name and on its behalf to cause to be prepared, executed and, if necessary, filed, all such documents, make all such expenditures and take all such actions as they shall deem necessary or appropriate for carrying out this resolution."

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL NO. 2. UNLESS MARKED TO THE CONTRARY, PROXIES RECEIVED FROM STOCKHOLDERS WILL BE VOTED IN FAVOR OF PROPOSAL NO.2.

                                 PROPOSAL NO. 3
                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Board has selected Weinick Sanders Leventhal & Co., LLP ("Weinick") to serve as the Company's independent auditors for the fiscal year ending December 31, 2003. Although it is not required to do so, the Board is submitting its selection of Weinick for ratification at the Meeting in order to ascertain the views of the stockholders regarding such selection. Weinick has served as the Company's independent public accountants since their appointment by the Board of Directors in January 2000.

It is expected that representatives of Weinick will be present at the annual meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

SCOPE OF SERVICES

During fiscal 2002, the Company did not engage Weinick for any of the followings services: (a) bookkeeping or other services related to the accounting records or financial statements; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; and (h) legal services and expert services unrelated to the audit.

The Audit Committee of the Company has approved the nature and extent of all services provided by Weinick and considered that the fees charged by Weinick (see "Audit Fees" and "Tax Fees") would not impair its independence.

AUDIT FEES

Weinick's audit services included the examination of the Company's annual consolidated financial statements for fiscal 2002 and the reviews of the consolidated financial statements. The aggregate fees for professional services rendered by Weinick during fiscal year 2002 was $25,000.00.

TAX FEES

The Company paid Weinick $1,800.00 during fiscal 2002 in connection with tax compliance, tax advice and tax planning.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE SELECTION OF WEINICK SANDERS LEVENTHAL & Co., LLP as the Company's independent auditors.

                              SOLICITATION EXPENSES

The costs of this solicitation will be paid by the Company. Proxies will be solicited principally by mail, but some telephone, telegraph or personal solicitations of stockholders may be made. Officers or employees of the Company who make or assist in such solicitations will receive no additional compensation for doing so. The Company will request brokers, banks and other custodians and fiduciaries holding shares in their names or in the names of nominees to forward copies of the proxy solicitation materials to the beneficial owners of the shares, and the Company will reimburse them for their reasonable expenses incurred in doing so.


                              STOCKHOLDER PROPOSALS

Stockholder proposals for presentation at the Company's next Annual Meeting of Stockholders must be received by the Secretary of the Company at its principal executive offices for inclusion in its proxy statement and form of proxy relating to that meeting no later than September 1, 2004.


                                  ANNUAL REPORT

Concurrently with the mailing of these Proxy Materials, the Company is mailing a copy of its Annual Report to Stockholders for the fiscal year ended December 31, 2002. Such Annual Report is not to be regarded as proxy solicitation material.

Upon written request by a stockholder entitled to vote at the 2003 Annual Meeting, the Company will furnish that person without charge with a copy of the Form 10-K Annual Report for 2002 which is filed with the Securities and Exchange Commission, including the financial statements and schedules thereto. If the person requesting the report was not a stockholder of record on October 15, 2003, the request must contain a good faith representation that the person making the request was a beneficial owner of the Company's common stock at the close of business on such date. Requests should be addressed to SearchHelp, Inc., 1055 Stewart Avenue, Bethpage, New York, 11714.

                                 OTHER BUSINESS

Management does not know of any matters to be brought before the Meeting except those set forth in the notice thereof. If other business is properly presented for consideration at the Meeting, it is intended that the Proxies will be voted by the persons named therein in accordance with their judgment on such matters.

                                             By Order of the Board of Directors,


                                              /s/ William Bozsnyak
                                             -----------------------------------
                                             William Bozsnyak
                                             CHIEF EXECUTIVE OFFICER
Dated:  October 27, 2003

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